Exhibit 10.13
EXCHANGE AGREEMENT
This EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of [ ], 2021 by and among Duolingo, Inc., a Delaware corporation (the “Company”), and stockholders of the Company listed on Exhibit A hereto (collectively, “Exchange Stockholders”).
RECITALS
WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its stockholders to implement a dual class structure in connection with the Company’s proposed initial public offering of its capital stock in a firm commitment underwritten offering (the “IPO”) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”);
WHEREAS, in connection with the IPO, the Board and the Company’s stockholders approved an Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which, among other things, created two classes of common stock of the Company, Class A common stock, par value $0.0001 per share (“Class A Common Stock”), entitling holders to one (1) vote per share and Class B common stock, par value $0.0001 per share (“Class B Common Stock”), entitling holders to twenty (20) votes per share;
WHEREAS, effective upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware on the date hereof (the “Effective Time”), the Certificate of Incorporation further provided that the Company’s common stock, par value $0.0001 per share (“Common Stock”), was reclassified as Class A Common Stock;
WHEREAS, the Exchange Stockholders hold shares of Class A Common Stock and the Board has determined that exchanging the shares of Class A Common Stock held by the Exchange Stockholders as set forth on Exhibit A hereto for shares of Class B Common Stock as part of the implementation of the dual class structure in connection with the IPO is advisable and in the best interest of the Company and all of its stockholders, including its stockholders other than the Exchange Stockholders; and
WHEREAS, the parties hereto intend that no gain or loss shall be recognized in the Exchange (as defined below) pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”).
AGREEMENT
NOW, THEREFORE, in consideration of the above recitals and the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:
1.     Exchange of Class A Common Stock.
1.1     Subject to the terms and conditions of this Agreement, effective upon the execution of this Agreement (the “Exchange Effective Time”), each Exchange Stockholder shall be deemed to have automatically transferred to the Company the shares of Class A Common Stock held by such Exchange Stockholder as set forth on Exhibit A hereto (the “Class A Shares”) and the Company shall issue to each Exchange Stockholder shares of Class B Common Stock (the “Class B Shares”), at an exchange ratio of one (1) Class A Share for one (1) Class B Share (the “Exchange”). The number of

Class A Shares to be transferred and the number of Class B Shares to be received in the Exchange by each Exchange Stockholder are as set forth on Exhibit A hereto.
1.2    Concurrently herewith, each Exchange Stockholder is delivering to the Company such instruments of transfer or other documentation as may be reasonably required to evidence that the shares of Class A Common Stock held by such Exchange Stockholder have been duly transferred to the Company to be held in escrow until the Exchange Effective Time and such documents are automatically released without further action by the Company or the Exchange Stockholder at the Exchange Effective Time.
1.3    Upon the effectiveness of the Exchange, the Company shall deliver to each Exchange Stockholder such documentation as may be reasonably required to evidence that the Class B Shares have been duly issued and transferred to the applicable Exchange Stockholder.
2.    Representations and Warranties.
2.1    Representations and Warranties of the Exchange Stockholders. Each Exchange Stockholder hereby represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:
(a)    Ownership; Authority. Each Exchange Stockholder is, as of the Exchange Effective Time, the beneficial and legal owner of the Class A Shares exchanged hereunder, free and clear of all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party). Each Exchange Stockholder has the full right, power and authority to enter into this Agreement and, assuming the waiver or inapplicability of any and all rights of first refusal or co-sale by the Company and the Company’s stockholders that are applicable to the transactions contemplated hereby, to transfer, convey and exchange the Class A Shares in accordance with this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of such Exchange Stockholder, enforceable against such Exchange Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of the Exchange contemplated hereby, the Company will acquire from Exchange Stockholder good and marketable title to the Class A Shares, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
(b)    Governmental Authorization. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of such Exchange Stockholder (excluding, for the avoidance of doubt compliance by the Company with any applicable requirements of any applicable state or federal securities laws). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

(c)     Non-contravention. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 2.1(b), (a) violate any governing document, including any trust agreement, applicable to such Exchange Stockholder, (b) violate any law or order applicable to such Exchange Stockholder, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any obligation of such Exchange Stockholder or to the loss of any benefit to which such Exchange Stockholder is entitled under any provision of any agreement or other instrument binding upon such Exchange Stockholder, or (d) result in the creation or imposition of any lien on such Exchange Stockholder’s Class B Shares, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party.
(d)     Restricted Securities; Rule 144. Such Exchange Stockholder understands that the Class B Shares are characterized as “restricted securities” under the Securities Act because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the Class B Shares may be resold without registration under the Securities Act only in certain limited circumstances, and subject to the restrictions under the Company’s certificate of incorporation. Such Exchange Stockholder understands and hereby acknowledges that the Class B Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available. Such Exchange Stockholder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.
(e)    Legends. It is understood that any certificate or book entry position representing the Class B Shares and any securities issued in respect thereof or exchange therefor, shall bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which the Exchange Stockholder is a party):
“THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SHARES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”
2.2    Representations and Warranties of the Company. The Company hereby represents and warrants to each Exchange Stockholder, with respect to the transactions contemplated hereby, as follows:

(a)    Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
(b)    Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 2.2(c). Any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived or are otherwise inapplicable. Assuming the due authorization, execution and delivery by each Exchange Stockholder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
(c)    Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than compliance by the Company with any applicable requirements of any applicable state or federal securities laws.
(d)    Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 2.2(c), (a) violate the certificate of incorporation or bylaws of the Company, (b) violate any law or order applicable to the Company, (c) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (d) result in the creation or imposition of any lien on the Class B Shares other than as set forth or contemplated by this Agreement or the Certificate of Incorporation.
3.    Miscellaneous.
3.1     Waiver of Right of First Refusal. The Company hereby waives any preexisting rights of first refusal applicable to the transactions contemplated hereby.
3.2     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
3.3     No Assignment. The terms and conditions of this Agreement, including all obligations and rights therein, may not be assigned.
3.4     Amend or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by each of the parties hereto.
3.5    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
3.6    Entire Agreement. This Agreement shall constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing among the parties are expressly canceled.
3.7     Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature, including electronic signatures, and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
3.8     Tax Consequences. The parties hereto intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. The parties adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding the foregoing, each Exchange Stockholder has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the Exchange, investment in the Class B Shares and the transactions contemplated by this Agreement. Each Exchange Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Section 2.2 above.
[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

DUOLINGO, INC.

By:
Name:
Title:
[Signature page to Duolingo, Inc. Exchange Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

LUIS VON AHN
[Signature page to Duolingo, Inc. Exchange Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

SEVERIN HACKER

SEVERIN HACKER, AS TRUSTEE OF
THE SBH TRUST DATED MARCH 10, 2020
[Signature page to Duolingo, Inc. Exchange Agreement]

EXHIBIT A

Exhibit A to Duolingo, Inc. Exchange Agreement